                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR
                                                                       JUNE 1997

     $304,203,000         Class A 6.85% Asset Backed Notes
     $26,452,783          Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                        21-Jul-97
Collection Period Begin Date                                                                                   01-Jun-97
Collection Period End Date                                                                                     30-Jun-97
Days in accrual period (30/360)                                                                                       30
Month(s) in Revolving Period                                                                                           2

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                             $9,771,775.97
     Collections Allocable to Principal Funding Account                                                    $7,560,421.74
     Collections Allocable to Interest Payment Account                                                     $2,211,354.23

Miscellaneous Data
     Initial Pool Balance                                                                                $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                 $330,655,783.00
      Subsequent Receivables Purchased                                                                     $7,631,008.15
     Current APR of Pool                                                                                            8.12%
     Remaining Residual Amount                                                                             $1,435,488.18
     Obligor Over-Concentration Amount                                                                       $112,951.61
     Cumulative Net Losses                                                                                         $0.00
     Deliquencies - 60 to 90 Days                                                                                  $0.00
     Deliquencies - Over 90 Days                                                                                   $0.00
     Realized Losses (Current Period)                                                                              $0.00
     Recoveries                                                                                                    $0.00
     Acquired Receivables - Transferor (Current Period)                                                            $0.00
     Acquired Receivables - Servicer (Current Period)                                                              $0.00
     Investment Earnings
           Collection Account                                                                                 $34,940.56
           Principal Funding Account                                                                             $141.55
           Reserve Account                                                                                    $20,864.24
     Total Investment Earnings                                                                                $55,946.35
------------------------------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                   $330,655,783.00
           Class A Note Beginning Principal Balance                                                      $304,203,000.00
           Class B Note Beginning Principal Balance                                                       $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                         $330,655,783.00
           Class A Note Principal Balance (End of Period)                                                $304,203,000.00
                     Class A Note Pool Factor (End of Period)                                                  1.0000000
           Class B Note Principal Balance (End of Period)                                                 $26,452,783.00
                     Class B Note Pool Factor (End of Period)                                                  1.0000000

Collection Account Deposit
           Total Collections and Investment Income for the Period                                          $9,827,722.32

Administration Fee Accrued during this Period                                                                    $500.00

Principal Funding Account (PFA)                                                                            $7,653,550.30
           Class A Noteholders' Principal Distributable Amount                                                     $0.00
           Class B Noteholders' Principal Distributable Amount                                                     $0.00

Interest Payment Account (IPA)                                                                             $1,887,493.43
           Noteholders' Class A Interest Distributable Amount                                              $1,736,492.13
           Noteholders' Class B Interest Distributable Amount                                                $151,001.30

Servicing Fees Accrued during this Period                                                                    $137,773.24

Reserve Account
           Beginning Reserve Account Balance                                                               $4,975,073.90
           Distribution from Reserve Account for Shortfalls                                                        $0.00
           Deposits to Reserve Account from PFA/IPA                                                                $0.00

           Ending Reserve Account Balance                                                                  $4,854,997.62

========================================================================================================================

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR
                                                                       JUNE 1997

PART III -- SERVICING CALCULATIONS                                                                             21-Jul-97

Initial Pool Balance                                                                                    $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                           $330,655,783.00
Pool Balance (End of Collection Period)                                                                 $330,655,783.00

Total Collections                                                                                         $9,827,722.32
     Collections Allocable to Principal Funding Account                                                   $7,560,421.74
     Collections Allocable to Interest Payment Account                                                    $2,211,354.23
Prior Principal Funding Account Balance                                                                      $93,128.56
Recoveries                                                                                                        $0.00
Investment Income for the Period                                                                             $55,946.35

Principal Funding Account (PFA)                                                                           $7,653,550.30
Interest Payment Account (IPA)                                                                            $2,267,300.58

Principal Distributable Amount                                                                            $7,653,550.30

1.  Trigger Tests

(a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                 NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?              NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?              NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                  NO


2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                    0.00%
Class A Noteholders' Principal Distributable Amount                                                               $0.00

Class B Note Beginning Principal Balance                                                                 $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                    0.00%
Class B Noteholders' Principal Distributable Amount                                                               $0.00

Interest Accrued on Class A Notes this period                6.85%                                        $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Class A Interest Distributable Amount                                                        $1,736,492.13

Interest Accrued on Class B Notes this period                6.85%                                          $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Class B Interest Distributable Amount                                                          $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                            $2,267,300.58

             Servicing Fee Shortfall (Previous Period)                                                            $0.00
             Servicing Fees Accrued during this Period                               0.50%                  $137,773.24
             Servicing Fees Paid this Period from IPA                                                       $137,773.24
             Preliminary Servicing Fee Shortfall (Current Period)                                                 $0.00
             Withdrawal from Reserve Account to Cover Shortfall                                                   $0.00
             Servicing Fee Shortfall (Current Period)                                                             $0.00

Remaining Interest Payment Account (IPA)                                                                  $2,129,527.34

            Administration Fee Shortfall (Previous Period)                                                        $0.00
            Administration Fee Accrued during this Period                              $500/mon                 $500.00
            Administration Fee Paid this Period from IPA                                                        $500.00
            Preliminary Administration Fee Shortfall (Current Period)                                             $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                    $0.00
            Administration Fee Shortfall (Current Period)                                                         $0.00

Remaining Interest Payment Account (IPA)                                                                  $2,129,027.34


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METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR
                                                                       JUNE 1997

            Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                    $0.00
            Interest Due (in Arrears) on above Shortfall                                                           $0.00
            Interest Accrued on Class A Notes this period                                                  $1,736,492.13
            Noteholders' Class A Interest Distributable Amount from IPA                                    $1,736,492.13
            Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                         $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                     $0.00
            Noteholders' Class A Interest Carryover Shortfall (Current Period)                                     $0.00

Remaining Interest Payment Account (IPA)                                                                     $392,535.21

            Deposit to Reserve Account (from IPA)                                                                  $0.00

Remaining Interest Payment Account (IPA)                                                                     $392,535.21

            Deposit to Principal Funding Account (from IPA)                                                        $0.00
            Receipt from Reserve Account for shortfall                                                             $0.00
Remaining Interest Payment Account (IPA)                                                                     $392,535.21

            Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                    $0.00
            Interest Due (in Arrears) on above Shortfall                                                           $0.00
            Interest Accrued on Class B Notes this period                                                    $151,001.30
            Noteholders' Class B Interest Distributable Amount from IPA                                      $151,001.30
            Noteholders' Class B Interest Carryover Shortfall (Current Period)                                     $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                                  $241,533.91

Principal Funding Account (PFA)(including addition, if any, from IPA)                                      $7,653,550.30

            Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
            Class A Noteholders' Monthly Principal Distributable Amount                                            $0.00
            Class A Noteholders' Principal Distributable Amount Paid from PFA                                      $0.00
            Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                     $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Remaining Principal Funding Account (PFA)                                                                  $7,653,550.30

            Deposit to Reserve Account (from PFA)                                                                  $0.00

Remaining Principal Funding Account (PFA)                                                                  $7,653,550.30

            Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
            Class B Noteholders' Monthly Principal Distributable Amount                                            $0.00
            Class B Noteholders' Principal Distributable Amount Paid from PFA                                      $0.00
            Class B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Remaining Principal Funding Account                                                                        $7,653,550.30
Amount to Transferor to purchase Subsequent Receivables                                                    $7,631,008.15
                                                                                                           -------------
Ending Principal Funding Account Balance                                                                      $22,542.15

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                          $4,975,073.90

Distribution from Reserve Account                                                                                  $0.00
            Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                       $0.00
            Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                  $0.00
            Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                         $0.00

Preliminary Reserve Account Balance                                                                        $4,975,073.90

            Deposit to Reserve Account (from IPA)

Preliminary Reserve Account Balance                                                                        $4,975,073.90

Distribution from Reserve Account                                                                                  $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
            Transfer to PFA for Realized Losses                                                                    $0.00
Preliminary Reserve Account Balance                                                                        $4,975,073.90


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR
                                                                       JUNE 1997

            Deposit to Reserve Account (from PFA)                                                                  $0.00

Preliminary Reserve Account Balance                                                                        $4,975,073.90

Specified Reserve Account Balance                                                                          $4,854,997.62
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and          1.00%         $4,854,997.62
(b)  Class A Principal Balance (End of Period)                                                           $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                               YES

Excess Amount in Reserve Account released to Transferor                                                      $120,076.28

Ending Reserve Account Balance                                                                             $4,854,997.62

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                          0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                   NO
How many months has the Pool Balance been less than the Note Balance, if any?                                          0


6.  Ending Balances
            Noteholders' Class A Interest Carryover Shortfall (Current Period)                                     $0.00
            Noteholders' Class B Interest Carryover Shortfall (Current Period)                                     $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
            Class B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

            Class A Note Principal Balance (End of Period)                                               $304,203,000.00
            Class B Note Principal Balance (End of Period)                                                $26,452,783.00
            Total Principal Balance of Notes (End of Period)                                             $330,655,783.00

            Class A Note Pool Factor (End of Period)                           $304,203,000.00                 1.0000000
            Class B Note Pool Factor (End of Period)                            $26,452,783.00                 1.0000000
            Total Notes (End of Period)                                                                        1.0000000

            Class A Notes Principal Balance at close of Revolving Period                                            0.00
            Principal Pool Balance at close of Revolving Period                                                     0.00
            Class A Noteholders Percentage at the close of the Revolving Period                                     0.00%

            Servicer's Yield                                                                                   34,589.10


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